SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2003

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

(514) 848-8000
(Registrant's telephone number, including area code)

ITEM 5.	Other Events

The consolidated financial statements of Pechiney for the year ended December 31, 2002 attached hereto as Exhibit 99.1 are incorporated herein by reference.

The unaudited consolidated financial statements of Pechiney for the six-month period ended June 30, 2003 attached hereto as Exhibit 99.2 are incorporated herein by reference.

Unaudited consolidated financial information of Pechiney for the quarter ended September 30, 2003 attached hereto as Exhibit 99.3 are incorporated herein by reference.

The consent of PricewaterhouseCoopers Audit as auditors of Pechiney attached hereto as Exhibit 23.1 is incorporated herein by reference.

(c)	Exhibits

	23.1	The consent of PricewaterhouseCoopers Audit.

	99.1	The consolidated financial statements of Pechiney for the year ended December 31, 2002.

	99.2	The consolidated financial statements of Pechiney for the six-month period ended June 30, 2003.

	99.3	Consolidated financial information of Pechiney for the quarter period ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

By	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: November 25, 2003

EXHIBIT INDEX

Exhibit Number	Description

23.1	The consent of PricewaterhouseCoopers Audit.

99.1	The consolidated financial statements of Pechiney for the year ended December 31, 2002.

99.2	The unaudited consolidated financial statements of Pechiney for the six-month period ended June 30, 2003.

99.3	Unaudited consolidated financial information of Pechiney for the quarter period ended September 30, 2003.